EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Baynon International Corporation on Form 10-QSB for the period ending March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Pasquale Catizone, President (principal executive officer) and Daniel Generelli, Chief Financial Officer (principal financial officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                /s/ Pasquale Catizone
                             -------------------------------------------------
                             Pasquale Catizone
                             President (Principal Executive Officer)


                                /s/ Daniel Generelli
                             -------------------------------------------------
                             Daniel Generelli
                             Chief Financial Officer
                             (Principal Financial Officer)